- --------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                  1-7697               43-6069928

     (State or other jurisdiction      (Commission          (IRS Employer
           of incorporation)            File Number)      Identification No.)


         500 North Akard Street
             Dallas, Texas                                      75201
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)
- --------------------------------------------------------------------------------

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending May 1996, filed with the Bankruptcy Court on June 20, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for May 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    I.C.H. CORPORATION


Date:  July 5, 1996                 By: /s/Susan A. Brown
                                        ----------------------------------------
                                        Susan A. Brown, Chairman of the Board,
                                        Director, Co-Chief Executive Officer,
                                        Chief Financial Officer and Treasurer

                                Index to Exhibits


                                                                    Sequentially
                                                                      Numbered
Exhibit Number    Description                                          Pages

99                Monthly Operating Report for the Month Ending          47
                  May 1996, filed with the United States Bankruptcy
                  Court for the Northern District of Texas, Dallas Division, Case No. 395-36351-RCM-11.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                            MONTH ENDING: MAY, 1996



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                           DIRECTOR, CHAIRMAN OF THE BOARD,
                                           CO-CHIEF EXECUTIVE OFFICER,
/s/SUSAN A. BROWN                          CHIEF FINANCIAL OFFICER AND TREASURER
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         6/20/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        6/20/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996                                                     ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
                                                       Schedule        May 31            April 30
                                                       Reference      Balances           Balances

ASSETS
1. Unrestricted cash                                   1.A                $58,481             $317,680
   Short-term investments                              1.B             86,208,801           86,288,730
2. Restricted cash & short-term investments            1.C            102,949,958          102,527,562
                                                                     ------------         ------------
3. Total cash                                                         189,217,240          189,133,972

4. Accounts receivable                                 4.A                 24,987               22,136
   Federal income tax refund                           4.B                786,100              786,100
   Income tax recoverable from purchaser               4.C              7,848,517            7,848,517
6. Notes receivable                                    6.A             27,581,800           27,581,800
10.Investment real estate                              10.A             4,400,000            4,400,000
13.Due from insiders                                                            0                    0
15.Investment in subsidiaries                          15.A           109,905,257          110,193,393
   Investment common stocks & bonds                    15.B            40,496,609           40,492,491
   Distribution & liquidation interest in CFSB Corp    15.C            18,000,000           18,000,000
   Tax indemnification                                 15.D            24,600,000           24,600,000
   Other assets                                        15.E             4,178,550            3,744,592
                                                                     ------------         ------------
           Total assets                                              $427,039,060         $426,803,001
                                                                     ============         ============

POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses               27.C               966,234            1,201,336
   Accrued interest                                    27.B                17,648                    0
18.Taxes payable                                       25.A                    37                    0
                                                                     ------------         ------------
           Total postpetition liabilities                                 983,919            1,201,336
                                                                     ------------         ------------
PREPETITION LIABILITIES
24.Secured notes payable                               24.A            30,323,863           30,323,863
25.Accrued taxes                                       25.A            17,430,046           17,430,046
26.Unsecured notes payable                             26.A           372,162,000          372,162,000
27.Accrued interest                                    27.B            15,674,618           15,674,618
   Other liabilities                                   27.C            18,695,755           18,695,792
                                                                     ------------         ------------
           Total prepetition liabilities                              454,286,282          454,286,319
                                                                     ------------         ------------
EQUITY
30.Prepetition owners' equity (deficit)                              (108,884,661)        (108,884,661)
31.Postpetition cumulative profit                                      73,496,937           73,047,543
32.Change in unrealized gains                                           7,156,583            7,152,464
                                                                     ------------         ------------
           Total equity                                               (28,231,141)         (28,684,654)
                                                                     ------------         ------------
   TOTAL PREPETION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                                    $427,039,060         $426,803,001
                                                                     ============         ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

CASH IN BANKS- UNRESTRICTED

                                                  May 31        April 30
Account Name                      Account No.

Bank of Louisville                2449-393-8       $4,139.82        $4,139.82
Operating Account

Bank of Louisville                2449-390-3       64,972.62        64,972.62
General Account

Bank One                          90484306          2,696.37         1,792.56
Custody Account

Bank One                          100171305       (28,833.98)      243,805.90
Operating Account

First Farmers                     70-007-419        5,717.87         1,020.66
Dining Room Account

First Farmers                     70-007-427        9,088.00         1,248.00
Pro Shop Account

Petty Cash @ Perry Park                               700.00           700.00
                                                  ----------      -----------
   Total unrestricted cash in banks               $58,480.70      $317,679.56
                                                  ==========      ===========

                                   SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

SHORT TERM INVESTMENTS
                                                   May 31            April 30

United States Treasury Bills
4.89% Due 06/06/96                             $13,490,784.94     $13,433,931.15

United States Treasury Bills
4.89% Due 06/13/96                              11,980,341.20      11,929,852.83

United States Treasury Bills
4.90% Due 05/09/96                                       0.00      11,986,885.14

United States Treasury Bills
5.02% Due 06/20/96                              11,968,108.83               0.00

United States Treasury Bills
4.89% Due 05/30/96                                       0.00      13,446,734.43

United States Treasury Bills
4.98% Due 06/20/96                              10,472,341.28               0.00

Bank of Louisville
Repurchase Agreement 4.75% Due 05/6/96                   0.00          80,036.30

Bank of Louisville
Repurchase Agreement 4.80% Due 06/5/96              80,363.67               0.00

Bank One Texas
Time Deposit 5.750% Due 06/03/96                 1,300,000.00               0.00

Bank One Texas
Time Deposit 5.3125% Due 05/01/96                        0.00       1,435,000.00

United States Treasury Bills
5.145% Due 05/02/96                                      0.00      23,996,553.25

United States Treasury Bills
4.95% Due 06/13/96                              12,978,544.10               0.00

Unites States Tresury Bills
4.85% due 6/20/96                               23,938,317.37               0.00

United States Treasury Bills
4.85% Due 5/16/96                                        0.00       9,979,736.97
                                               --------------     --------------
     Total short-term investments              $86,208,801.39     $86,288,730.07
                                               ==============     ==============


                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

RESTRICTED CASH AND SHORT TERM INVESTMENTS

Account Name                      Account No.                     May 31            April 30

Latter & Blum Property            0005-65040                   $32,733.41           $32,733.41
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                     40 75k012013                   1,389.60             1,389.60
Tax Ind Escrow                    40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)           088-05177043                   1,627.79             1,658.47
Upfront Buyer Expenses

Texas Commerce Bank (2)           088-05177035                   2,235.78             2,248.65
Expense Collateral Account

Texas Commerce Bank (2)           088-05176995                   5,777.78             5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp.(3)3855124256                      (430.05)                0.00
Escrow Account

United States Treasury Bills(1)
4.91% due 6/20/96                                              366,040.19           364,484.92

Fidelity Institutional Cash
Due 12/31/96 at Maturity                                       142,847.10           142,311.16

United States Treasury Bills (3)
7.782% Due 6/06/96                                         102,397,736.82                 0.00

United States Treasury Bills(3)
4.75% Due 5/9/96                                                     0.00       101,976,958.34
                                                          ---------------      ---------------
   Total restricted cash and short term investments       $102,949,958.42      $102,527,562.33
                                                          ===============      ===============


(1) Escrows established related to sale of Integrity National Life Insurance Company to Citizens Financial Corporation.
(2) Escrows established related to proposed sale to Shinnecock Holdings Inc.
(3) Escrows established related to sale to Southwestern Financial Corp.



                                  SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

ACCOUNTS RECEIVABLE

                                           May 31               April 30
Perry Park:

    Maintenance Fees Receivable          $139,274.78          $136,468.76

    Water/Sewer Accounts Receivable         1,307.20               937.93

    Allowance for doubtful accounts      (130,000.00)         (130,000.00)
                                         -----------          -----------
                                           10,581.98             7,406.69

Other (suspense)                                0.00               324.54

HM/Jackson Products, L.P.                  14,405.02            14,405.02
                                         -----------          -----------
   Total                                  $24,987.00           $22,136.25
                                         ===========          ===========



                                  SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

FEDERAL INCOME TAX REFUND DUE


                                                  May 31              April 30

1993 Form 1120X Refund                          $786,100.00          $786,100.00
                                                ===========          ===========


                                  SCHEDULE  4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES

                                                                       May 31              April 30

Due from Southwestern Financial Corporation for
     income tax settlement from sale of Southwestern Life,
     Union Bankers, Constitution and Marquette                      $7,848,517.00        $7,848,517.00
                                                                    =============        =============



                                  SCHEDULE  4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


NOTES RECEIVABLE

                                                 May 31            April 30

Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001         $27,000,000.00       $27,000,000.00


Ballard Texas Properties (1)
8.0% Due 10/31/02                                581,800.00           581,800.00
                                             --------------       --------------
   Total notes receivable                    $27,581,800.00       $27,581,800.00
                                             ==============       ==============


NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas


                                  SCHEDULE  6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

INVESTMENT REAL ESTATE


                                                  May 31          April 30
DESCRIPTION

Perry Park                                     $4,634,116.10      $4,634,116.10
   Allowance for loss on Perry Park            (3,049,462.30)     (3,049,462.30)

Republic Tower - Office Bldg                    2,000,000.00       2,000,000.00

Baton Rouge, Louisiana - Land                   1,125,000.00       1,125,000.00
   Allowance for loss on land                    (640,000.00)       (640,000.00)

Ponderosa Inn, Burley ID - Golf Course            844,599.55         844,599.55

Deltona Lakes, Florida - Land                       1,213.00           1,213.00

Additional Allowance for Loss (Unallocated)      (515,466.35)       (515,466.35)
                                               -------------      -------------
   Total investment real estate                $4,400,000.00      $4,400,000.00
                                               =============      =============


                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

INVESTMENT IN SUBSIDIARIES

                                                 May 31            April 30

   SWL Holding Corporation                            $0.00                $0.00
   Care Financial Corporation                 99,371,101.00        99,371,101.00
   SLC Financial Services                        240,541.00           240,541.00
   Facilities Managment Installation           9,732,869.00        10,021,005.00
   BML Agency                                    560,746.41           560,746.41
                                            ---------------      ---------------
     Investment in Affiliates               $109,905,257.41      $110,193,393.41
                                            ===============      ===============

NOTES:

     (a)  Includes   equity  in  earnings  and  unrealized   gains  of  retained
          subsidiaries through December 31,1995.

     (b) Bankers Multiple Line (BML), a wholly-owned subsidiary of Care Financial Corporation, entered into definitive agreements to sell Modern American Life, Western Pioneer Life and Philadelphia Americ The sales are scheduled to close during the second quarter. The above carrying values have not to reflect anticipated sales proceeds.

          Sales of subsidiaries are subject to a number of uncertainties which may impact the ultimate sale completion and proceeds. These uncertainties include (i) the reults of the purchaser's due diligence,
          (ii) receipt of regulatory approvals, and (iii) the ability of the purchaser to arrange financing. Therefore, proceeds ultimately recovered from the sale of subsid may be more or less than amounts indicated in the definitive agreements.


                                  SCHEDULE  15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

INVESTMENT IN COMMON STOCKS AND BOND


                                     NUMBER
                                               OF SHARES         May 31             April 30
Common Stocks (at market value):
  Commonwealth Industries                          200             $200.00              $200.00
  Churchill Downs                               10,000          415,000.00           410,000.00
  XRC Corp.                                      5,595              559.50               559.50

  National Energy Group, Inc.                      730            2,098.75             2,053.13
  Ky Central Life Insurance Co.                    463              115.75               289.38
  Ky Investors                                     300            4,012.50             3,900.00

  Worthington Industries                         3,667           73,798.38            74,715.13
  IMO Industries                                     2               14.25                13.50
  Transamerica Title                                10              810.00               760.00
                                                            --------------       --------------
                                                               $496,609.13          $492,490.64
                                                            ==============       ==============
   Total common stocks

Change between periods represents change in unrealized           $4,118.49
                                                            ==============
Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                                          40,000,000.00        40,000,000.00
                                                            --------------       --------------
   Total Common Stocks & Bonds                              $40,496,609.13       $40,492,490.64
                                                            ==============       ==============

                                  SCHEDULE  15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION


                                                  May 31           April 30

Distribution and liquidation interest in
        CFSB Corporation (Estimated)          $18,000,000.00      $18,000,000.00
                                              ==============      ==============

NOTE:

     Letter Agreement dated March 29, 1993, from Consolidated National Corporation, (CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% of, all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.


                                  SCHEDULE  15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

TAX INDEMNIFICATION

                                                  May 31            April 30

Tenneco Indemnification                      $24,600,000.00       $24,600,000.00
                                             ==============       ==============

NOTE:

     ICH has accrued $24,600,000 representing estimated amounts recoverable from Tenneco under the Tax Inde provision of the 1986 Stock Purchase Agreement between ICH Corporation and Tenneco, Inc. Actual amount owing under such indemnification provision may be more or less.


                                  SCHEDULE  15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

OTHER ASSETS


                                                  May 31          April 30


Accrued Interest on Short Term Investments           $472.69          $1,030.37

Accrued Interest on Bonds-Unaffiliated          1,291,111.11       1,057,233.74

Accrued Stock Dividend                                  0.00               5.00

Accrued Interest on Notes Receivable            2,886,965.73       2,686,315.07

Glenwood Hall Suspense                                  0.00               8.30
                                               -------------      -------------
   Total other assets                          $4,178,549.53      $3,744,592.48
                                               =============      =============


                                  SCHEDULE   15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


SECURED NOTES PAYABLE

                                                 May 31            April 30

Victor Sayyah  (1)                           $30,000,000.00       $30,000,000.00
c/o Lord, Bissell & Brook
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603

Ozark National Life Insurance Co.  (2)           323,863.22           323,863.22
500 East 9th
Kansas City  MO  64106
                                             --------------       --------------
                                             $30,323,863.22       $30,323,863.22
                                             ==============       ==============

NOTES:

(1) Secured by note receivable of $27,000,000. See Schedule 6.A. Unsecured in amount of $3,000,000.

(2) Mortgage dated 6-2-78.
    Unplatted property situated in Glenwood Hall & Country Club, also known as Perry Park Resort, Owenton County Recorded in Book 75 page 576, dated 9-28-71


                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


ACCRUED TAXES

                                                                       May 31            April 30

   Prepetition:
Commonwealth of Kentucky          1989-1992 State Income            $2,310,000.00        $2,310,000.00
Revenue Cabinet                   Tax Audit
Frankfort, KY  40619

Intercompany payable per tax
   sharing agreement & other
   (Reflects net amount due
    through 12/31/95)                                                4,020,046.00         4,020,046.00

Internal Revenue Service          Reserve for Federal Income
                                    Tax Audit                       11,100,000.00        11,100,000.00
                                                                   --------------       --------------
                                                                    17,430,046.00        17,430,046.00
     Total prepetition accrued taxes

   Postpetition:
Commonwealth of Kentucky          05/01/96 thru 05/31/96                    37.14                 0.00
Revenue Cabinet                   Sales & Use Tax
Frankfort, KY  40619
                                                                   --------------       --------------
   Total accrued taxes                                             $17,430,083.14       $17,430,046.00
                                                                   ==============       ==============



                                  SCHEDULE  25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

UNSECURED NOTES PAYABLE

                                                 May 31            April 30


Tenneco Inc.                                 $21,900,000.00       $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                              3,000,000.00         3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996          256,101,000.00       256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003           91,161,000.00        91,161,000.00
                                            ---------------      ---------------
     Total unsecured notes payable          $372,162,000.00      $372,162,000.00
                                            ===============      ===============


                                  SCHEDULE 26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


ACCRUED INTEREST

                                                                       May 31            April 30

   Prepetition:

Accrued Interest on Secured Debt                                     1,584,770.86        $1,584,770.86

Accrued Interest on Unsecured Debt                                  14,089,847.33        14,089,847.33
                                                                   --------------       --------------
   Total prepetition accrued interest                              $15,674,618.19       $15,674,618.19
                                                                   ==============       ==============


NOTE:

Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.


   Postpetition:

Accrued Interest on Secured Debt (Ozark)                                17,648.32                 0.00
                                                                   --------------       --------------
   Total accrued interest                                           15,692,266.51        15,674,618.19
                                                                   ==============       ==============


                                  SCHEDULE  27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


OTHER LIABILITIES

                                                   May 31         April 30
PREPETITION:
Fractional Shares Payable @
Bank of Louisville                                $181,198.61       $181,198.61
P.O. Box 1101
Louisville, KY  40201-1101

Common Stock Dividend Payable @
Bank of Louisville                                 201,453.80        201,453.80
P.O. Box 1101
Louisville, KY  40201-1101

Preferred Dividend Payable @
Bank of Louisville                                  81,166.40         81,166.40
P.O. Box 1101
Louisville, KY  40201-1101

Bank of Louisville
Escrow Fund Acct #6063                             442,405.81        442,442.51
P.O. Box 1101
Louisville, KY  40201-1101

Facilities Management Installation
Inter-company account payable                    6,304,530.11      6,304,530.11

Retired Employee Liability                       5,565,000.00      5,565,000.00

Lawrence Johnson
Lease-Jefferson Building
202 West Hill Street
Champaign, IL  61820                               145,000.00        145,000.00

Robert T. Shaw & C. Fred Rice (a)
Independent Contractor and Services Agreement
Dated February 11, 1994                          5,775,000.00      5,775,000.00
                                               --------------    --------------
   Subtotal of prepetition liabilities          18,695,754.73     18,695,791.43
                                               --------------    --------------
Postpetition:
Due ICH Corporation                                      0.00             62.00
Due Marquette National Life                              0.00          3,210.69
Due Southwestern Financial Services                 16,778.06        199,758.85
General Expense Accrual                            949,454.95      1,001,577.21
                                               --------------    --------------
   Subtotal of postpetition liabilities            966,233.01      1,201,336.06
                                               --------------    --------------
     Total other liabilities                   $19,661,987.74    $19,897,127.49
                                               ==============    ==============


Note:

(a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.


                                  SCHEDULE 27.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996                                                     ACCRUAL BASIS-2

INCOME STATEMENT

                                                       Schedule      Month only       Period  to date
                                                       Reference      Balance          From 12/31/95

REVENUES:
   Interest income                                                     $1,229,607           $6,157,600
   Perry Park revenues                                                     58,180              162,305
   Realized capital gains(losses)                      1.A                      0             (653,768)
   Other income                                        1.B                  1,984               10,336
                                                                     ------------         ------------
   Total revenues                                                       1,289,771            5,676,473
                                                                     ------------         ------------
EXPENSES:
9. Directors fees                                      9                    4,000               22,750
11.General and administrative                                              98,136            1,103,044
                                                                     ------------         ------------
                                                                          102,136            1,125,794
                                                                     ------------         ------------
15.Income before non-operating income and expenses                      1,187,635            4,550,679
                                                                     ------------         ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries         16.A              (288,136)            (957,803)
18.Gain (loss) on sale of subsidiary                                            0                    0
19.Miscellaneous income (expense):
           None
20.Interest expense                                    18                 (17,648)             (17,648)
                                                                     ------------         ------------

   Net other income and expenses                                         (305,784)            (975,451)
                                                                     ------------         ------------
REORGANIZATION EXPENSES:

23.Professional fees                                   23                 367,793            1,683,702
24.U.S. Trustee fees                                   24                       0               20,500
                                                                     ------------         ------------
                                                                          367,793            1,704,202
                                                                     ------------         ------------

27.Taxes                                               27                  64,664           (3,762,783)
                                                                     ------------         ------------
   Net income (loss)                                                      449,394            5,633,809
   Change in unrealized                                                     4,118            7,173,056
   Net equity (deficit) at beginning of period                        (28,684,654)         (41,038,006)
                                                                     ------------         ------------
   Net equity (deficit) at end of period                             ($28,231,141)        ($28,231,141)
                                                                     ============         ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996



REALIZED CAPITAL GAINS(LOSSES):

                                                Month only       Period  to date
                                                 Balance          From 12/31/95

Writedown of real estate and equipment              $0.00         ($653,731.00)
Sale of short term investments                       0.00               (36.79)
                                                    -----         ------------
                                                    $0.00         ($653,767.79)
                                                    =====         ============


                                  SCHEDULE 1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


OTHER INCOME

                                        Month only       Period  to date
                                         Balance          From 12/31/95

Commission income                        $1,983.74            $9,406.76
Miscellaneous income                          0.00               929.00
                                         ---------           ----------
                                         $1,983.74           $10,335.76
                                         =========           ==========


                                  SCHEDULE  1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


DIRECTORS FEES
                                           Month only       Period  to date
                                             Balance          From 12/31/95

Stanley Stegner                             $2,000.00           $10,250.00
Keith Tucker                                     0.00             2,250.00
Vernon Zimmerman                             2,000.00            10,250.00
                                            ---------           ----------
                                            $4,000.00           $22,750.00
                                            =========           ==========

                                  SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES

                                             Month only       Period  to date
                                              Balance          From 12/31/95

Care Financial Corp                                  0.00         ($696,604.00)
SLC Financial Services                               0.00            13,541.00
Facilities Management Installation, Inc.      (288,136.00)         (274,740.00)
BML Agency                                           0.00                 0.00
                                             ------------         ------------
                                             ($288,136.00)        ($957,803.00)
                                             ============         ============

NOTE:

Equity in earnings is calculated on a monthly basis only for FMI.


                                  SCHEDULE  16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


INTEREST EXPENSE

                                             Month only       Period  to date
                                              Balance          From 12/31/95

Ozark National Life                          $17,648.32           $17,648.32
                                             ----------           ----------
                                             $17,648.32           $17,648.32
                                             ==========           ==========


                                  SCHEDULE  18

Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

PROFESSIONAL FEES

                                               Month only       Period  to date
                                                 Balance         From 12/31/95
Paid & Accrued Postpetition:
Paid during period:
   Coopers & Lybrand                                 $0.00          $129,590.57
   Winstead, Sechrest & Minick                  259,110.27           413,729.87
   Donaldson, Lufkin & Jenrette                       0.00           228,886.04
   Rodney D. Moore                                    0.00           102,764.85
   Houlihan Lokey Howard & Zukin                 60,000.00           329,933.44
   Gibson, Dunn & Crutcher                      100,805.37           242,134.88
                                               -----------        -------------
           Total paid for period                419,915.64         1,447,039.65
Change in accrual                               (52,122.26)          236,662.49
                                               -----------        -------------
   Total reorganization professional fees      $367,793.38        $1,683,702.14
                                               ===========        =============



                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


U.S. TRUSTEE FEES
                                            Month only       Period  to date
                                             Balance          From 12/31/95

ICH Corporation                                 $0.00           $10,000.00
CARE Financial Corp                              0.00            $5,250.00
SWL Holding Corp                                 0.00            $5,250.00
                                                -----           ----------
Total                                           $0.00           $20,500.00
                                                =====           ==========


                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


TAXES

                                         Month only       Period  to date
                                           Balance          From 12/31/95

Franchise taxes                          $60,200.00           $96,986.01
State (KY) income tax                          0.00            11,211.37
Sales taxes                                1,104.18             3,171.46
Other taxes                                3,360.18            19,726.74
Current F.I.T. Provision                       0.00        (3,893,879.00)
                                         ----------       --------------
Total                                    $64,664.36       ($3,762,783.42)
                                         ==========       ==============


                                  SCHEDULE  27

I.C.H. Corporation
Case No.   395-36351-RCM-11                                     ACCRUAL BASIS-3
Monthly Operating Report
May 31, 1996


CASH RECEIPTS AND DISBURSEMENTS
Cash at beginning of month                                                     $189,133,972


Receipts from operations:
   Interest received                                           795,649
   Perry Park revenues                                          55,329
   Other                                                         1,984
                                                               -------
Non-operating receipts:                                        852,962

   Sale of subsidiaries                                              0
                                                               -------
   Total cash received                                         852,962              852,962
                                                               -------         ------------
   Total cash available                                                         189,986,934


Cash disbursed for operations:
   General expenses                                            281,114
   Taxes, net of contributions from subsidiaries per tax
       sharing agreement                                        64,664
   Directors fees (see schedule at Accrual Basis-6)              4,000
                                                               -------
                                                               349,778

Non-operating disbursements:

   NONE



Cash disbursed for reorganization costs:
   Professional fees
       See schedule at Accrual Basis-6.                        419,916
   U.S. Trustee Fees                                                 0
                                                               -------
   Total cash disbursed                                        769,694              769,694
                                                               -------         ------------
Cash at end of month                                                           $189,217,240
                                                                               ============



I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996


ACCRUAL BASIS-4



ACCOUNTS RECEIVABLE

     Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.


POSTPETITION TAXES

     All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
May 31, 1996

ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:

Directors Fees:

   Stanley Stegner                                 $2,000.00
   Vernon Zimmerman                                 2,000.00
                                                   ---------
                                                   $4,000.00
                                                   =========


Payments to affiliates:

   NONE



NOTE:

     Executive   officers'   salaries   are   paid  by   Facilities   Management
Installation,  Inc.  (FMI).  See FMI's  schedule  of payments to insiders at FMI
Accrual-6.



PAYMENTS TO PROFESSIONALS:

Related to reorganization:
   Winstead, Sechrest & Minick                      $259,110.27
   Coopers & Lybrand                                       0.00
   Houlihan, Lokey, Howard & Zukin                    60,000.00
   Gibson, Dunn & Crutcher                           100,805.37
                                                    -----------
   Total reorganization professional fees           $419,915.64
                                                    ===========




SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

     All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business. Two notes that are secured by real property are paid annually (next payment is June
1996).


CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

                                                     MONTH:      MAY 1996


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES                                      X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
(1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------